                    OPPENHEIMER QUEST FOR VALUE FUNDS
         (on behalf of OPPENHEIMER QUEST OPPORTUNITY VALUE FUND,
                 OPPENHEIMER QUEST GROWTH & INCOME FUND,
                  OPPENHEIMER QUEST SMALL CAP FUND and
                 OPPENHEIMER QUEST OFFICERS VALUE FUND)
                OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
                   OPPENHEIMER QUEST VALUE FUND, INC.



                 UNANIMOUS WRITTEN CONSENT OF THE BOARDS




     The undersigned, constituting the entire Board of Trustees or Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:


     "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Bridget A. Macaskill, the Chairman of the Board and President (Principal Executive Officer) of the Funds, Andrew J. Donohue, the Secretary of the Funds, and George C. Bowen, the Treasurer (Principal Financial and Accounting Officer) of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

     RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 24th day of November, 1995.


/s/ Paul Y. Clinton
-------------------
Paul Y. Clinton



/s/ Thomas W. Courtney
----------------------
Thomas W. Courtney



/s/ Lacy B. Herrmann
--------------------
Lacy B. Herrmann



/s/ George Loft
----------------
George Loft



/s/ Bridget A. Macaskill
------------------------
Bridget A. Macaskill

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her capacity as Chairman of the Board of Directors, President (Principal Executive Officer) and Director of OPPENHEIMER QUEST GLOBAL VALUE FUND, INC., a Maryland corporation (the "Fund"), to sign on her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of November, 1995.





/s/ Bridget A. Macaskill
------------------------
Bridget A. Macaskill

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of OPPENHEIMER QUEST GLOBAL VALUE FUND, INC., a Maryland corporation (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of November, 1995.




/s/ Paul Y. Clinton
-------------------
Paul Y. Clinton

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Treasurer (Principal Financial and Accounting Officer) of OPPENHEIMER QUEST GLOBAL VALUE FUND, INC., a Maryland corporation (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of November, 1995.





/s/ Georgen C. Bowen
--------------------
George C. Bowen

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of OPPENHEIMER QUEST GLOBAL VALUE FUND, INC., a Maryland corporation (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of November, 1995.





/s/ Thomas W. Courtney
----------------------
Thomas W. Courtney

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of OPPENHEIMER QUEST GLOBAL VALUE FUND, INC., a Maryland corporation (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of November, 1995.





/s/ George Loft
---------------
George Loft

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her capacity as Director of OPPENHEIMER QUEST GLOBAL VALUE FUND, INC., a Maryland corporation (the "Fund"), to sign on her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of November, 1995.




/s/ Lacy B. Herrmann
--------------------
Lacy B. Herrmann